Exhibit 99.1

News Release

Merck to Acquire Cidara Therapeutics, Inc., Diversifying Its Portfolio to Include Late-Phase Antiviral Agent

CD388 is an investigational long-acting, strain-agnostic antiviral agent currently in Phase 3, designed to prevent influenza infection in individuals at higher risk of influenza complications

Acquisition aligns with Merck’s science-led business development strategy, diversifying and expanding the company’s pipeline

RAHWAY, N.J., and SAN DIEGO, Calif., Nov. 14, 2025 – Merck (NYSE: MRK), known as MSD outside of the United States and Canada, and Cidara Therapeutics, Inc. (Nasdaq: CDTX) (“Cidara”), a biotechnology company developing drug-Fc conjugate (DFC) therapeutics, today announced that the companies have entered into a definitive agreement under which Merck, through a subsidiary, will acquire Cidara for $221.50 per share in cash, for a total transaction value of approximately $9.2 billion.

“We continue to execute our science-led business development strategy, augmenting our pipeline with CD388, a potentially first-in-class, long-acting antiviral designed to prevent influenza in individuals at higher risk of complications,” said Robert M. Davis, chairman and chief executive officer, Merck. “We intend to build on the Cidara team’s remarkable progress, and are confident that CD388 has the potential to be another important driver of growth through the next decade, creating real value for shareholders.”

Cidara’s lead candidate, CD388, consists of a small molecule neuraminidase inhibitor stably conjugated to a proprietary Fc fragment of a human antibody designed to prevent influenza A and B. CD388 is currently being evaluated in the Phase 3 ANCHOR study (NCT07159763) among adult and adolescent participants who are at higher risk of developing complications from influenza. Supported by results from the Phase 2b NAVIGATE study (NCT06609460), the U.S. Food and Drug Administration (FDA) granted CD388 Breakthrough Therapy Designation. The NAVIGATE study met all primary and secondary endpoints associated with preventing symptomatic laboratory-confirmed influenza in healthy unvaccinated adults ages 18 to 64. CD388 was previously granted Fast Track Designation by the FDA.

“This milestone represents a transformational moment for Cidara and for our mission to redefine influenza prevention,” said Jeffrey Stein, Ph.D., president and chief executive officer of Cidara. “Thanks to the extraordinary dedication of our team, the Phase 2b NAVIGATE study delivered compelling results that demonstrate CD388’s potential to provide an additional option to vaccines and antivirals to help address unmet needs in influenza prevention. Merck’s global development, regulatory, and commercial capabilities provide the expertise and resources needed to bring this important innovation to those individuals who need it most.”

“This acquisition expands and complements our respiratory portfolio and pipeline. Influenza continues to pose a significant global health threat, causing widespread illness, morbidity, and death each year especially in older adults and immunocompromised individuals, such as those with cancer and chronic diseases,” said Dr. Dean Y. Li, president, Merck Research Laboratories. “CD388 is a novel late-phase candidate with important strain agnostic properties being evaluated for the prevention of symptomatic influenza in high-risk individuals.”

The transaction has been approved by both Merck’s and Cidara Therapeutics’ Boards of Directors. Under the terms of the merger agreement, Merck, through a subsidiary, will acquire all of the outstanding shares of Cidara Therapeutics. The acquisition is subject to a majority of Cidara Therapeutics’ stockholders tendering their shares in a tender offer that will be initiated by a subsidiary of Merck. The closing of the proposed transaction will be subject to certain conditions, including the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act and other customary conditions. The transaction is expected to close in the first quarter of 2026 and is expected to be accounted for as an asset acquisition.

A copy of the merger agreement pursuant to the transaction will be filed with the Securities and Exchange Commission (“SEC”) and will be publicly available. In addition, Merck and Cidara will file annual, quarterly and current reports and other information with the SEC, which are available to the public from commercial document-retrieval services and at the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by Merck may be obtained at no charge on Merck’s internet website at www.merck.com or by contacting Merck at 126 East Lincoln Avenue P.O. Box 2000, Rahway, NJ 07065 USA, or by phone at (908) 740-4000. Copies of the documents filed with the SEC by Cidara Therapeutics may be obtained at no charge from Cidara Therapeutics’ internet website at www.cidara.com or by contacting Cidara at 6310 Nancy Ridge Dr #101, San Diego, CA 92121 or by phone at (858) 283-8821.

Investor Call

Merck will hold an investor call Monday, November 17, 2025 at 8 a.m. ET to discuss the proposed transaction. Journalists who wish to ask questions are requested to contact a member of Merck’s Media Relations team at the conclusion of the call. Investors, journalists and the general public may access a live audio webcast of the call via this weblink. Additional details to join the call via dial in will be provided at a later time.

About Influenza

Influenza is an acute respiratory infection caused predominantly by influenza viruses A and B. An estimated 1 billion people worldwide are infected by seasonal influenza each year. Of the 1 billion, 3-5 million have severe cases of flu. Complications include pneumonia, exacerbation of chronic conditions, sepsis, myocarditis, encephalitis, and death in the most severe cases. Globally, an estimated 290,000-650,000 deaths occur due to flu each year with 6,300-52,000 deaths in the US.

About CD388

CD388 is an investigational drug-Fc conjugate (DFC) comprised of multiple copies of a potent small molecule neuraminidase inhibitor stably conjugated to a proprietary Fc fragment of a human antibody. DFCs are not vaccines or monoclonal antibodies but are low molecular weight biologics which are designed to function as long-acting small molecule inhibitors. CD388 was designed to prevent influenza infection in individuals at higher risk of influenza complications with the potential to provide season-long protection. CD388 is not a vaccine, therefore its activity is not dependent on an immune response and is expected to be efficacious in individuals regardless of immune status.

The ANCHOR study

The ANCHOR study (NCT07159763) is a Phase 3 randomized, double-blind, placebo-controlled study to evaluate the safety and efficacy of CD388, a novel long-acting antiviral conjugate, for the prevention of influenza in adults and adolescents at higher risk of developing influenza complication. The first participants were dosed in September 2025 and enrollment is ongoing in 150 sites in the Northern Hemisphere across the U.S. and the United Kingdom. The study has a target enrollment of 6,000 participants. The study will include an interim analysis in the first quarter of 2026 to assess the trial size and powering assumptions and to determine the potential need for additional enrollment.

About Cidara Therapeutics

Cidara Therapeutics is using its proprietary Cloudbreak® platform to develop novel drug-Fc conjugates (DFC) comprising targeted small molecules or peptides coupled to a proprietary human antibody fragment. These agents can be designed to directly inhibit disease targets while simultaneously directing immune-mediated clearance of disease. The two distinct and complementary mechanisms are designed to confer potency and selectivity, while also providing an extended half-life and attracting an immune response to maximize disease eradicating activity.

Cidara’s lead DFC candidate, CD388, is a long-acting antiviral designed to achieve universal prevention of seasonal and pandemic influenza. In June 2023, CD388 was granted Fast Track Designation and in October 2025, CD388 was granted Breakthrough Therapy Designation by the FDA. Cidara announced positive top-line results from its NAVIGATE study in June 2025 and initiated its ANCHOR study in September 2025. Cidara is headquartered in San Diego, California. For more information, please visit www.cidara.com.

About Merck

At Merck, known as MSD outside of the United States and Canada, we are unified around our purpose: We use the power of leading-edge science to save and improve lives around the world. For more than 130 years, we have brought hope to humanity through the development of important medicines and vaccines. We aspire to be the premier research- intensive biopharmaceutical company in the world – and today, we are at the forefront of research to deliver innovative health solutions that advance the prevention and treatment of diseases in people and animals. We foster a diverse and inclusive global workforce and operate responsibly every day to enable a safe, sustainable and healthy future for all people and communities. For more information, visit www.merck.com and connect with us on X (formerly Twitter), Facebook, Instagram, YouTube and LinkedIn.

Advisors

BofA Securities, Inc. acted as financial advisor to Merck in this transaction and Gibson Dunn LLP as its legal advisors. Evercore and Goldman Sachs & Co. LLC acted as financial advisors to Cidara and Cooley LLP as the company’s legal advisor.

Additional Information and Where to Find it

This release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. “Forward-looking statements” describe future expectations, plans, results, or strategies and are generally preceded by words such as “anticipates,” “expect,” “intends,” “believes,” “may,” “plan” or “will”. Forward-looking statements in this release include, but are not limited to, statements related to the potential benefits of and future plans for CD388, the target enrollment and expected timing of the Phase 3 ANCHOR study of CD388 and the interim analysis, the initial number of patients in the U.S. and UK potentially eligible to receive CD388, the potential to obtain approval based on a single Phase 3 study and for a broader patient population including otherwise healthy adults, the potential benefits and accelerated review resulting from Breakthrough Therapy designation; the ability of the company and Cidara Therapeutics to complete the transactions contemplated by the transaction agreement, including the parties’ ability to satisfy the conditions to the consummation of the transaction contemplated thereby, statements about the expected timetable for completing the transaction, the company’s and Cidara Therapeutics’ beliefs and expectations and statements about the benefits sought to be achieved in the company’s proposed acquisition of Cidara Therapeutics, the potential effects of the acquisition on both the company and Cidara Therapeutics, the possibility of any termination of the transaction agreement, as well as the expected benefits and success of Cidara Therapeutics’ product candidates.

Such statements are subject to a multitude of risks and uncertainties that could cause future circumstances, events, or results to differ materially from those projected in the forward-looking statements, such as unanticipated delays in or negative results from Cidara’s clinical studies and other risks related to clinical development, delays in or unanticipated action by regulatory authorities, other obstacles associated with the enrollment of participants or other aspects of CD388 or other DFC development, risks related to government contracts, having to use cash in ways other than as expected and other risks, uncertainties associated with Cidara’s business in general; the risk that competing offers or acquisition proposals will be made; the possibility that various conditions to the consummation of the proposed transaction contained in the transaction agreement may not be satisfied or waived (including, but not limited to, the failure to obtain the a sufficient number of tendered shares from Cidara Therapeutics shareholders); the effects of disruption from the transactions contemplated by the transaction agreement and the impact of the announcement and pendency of the transactions on Cidara Therapeutics’ business; the risk that shareholder litigation in connection with the transaction may result in significant costs of defense, indemnification and liability; general industry conditions and competition; general economic factors, including interest rate and currency exchange rate fluctuations; the impact of pharmaceutical industry regulation and health care legislation in the United States and internationally; global trends toward health care cost containment; technological advances, new products and patents attained by competitors; challenges inherent in new product development, including obtaining regulatory approval; the company’s ability to accurately predict future market conditions; manufacturing difficulties or delays; financial instability of international economies and sovereign risk; dependence on the effectiveness of the company’s patents and other protections for innovative products; and the exposure to litigation, including patent litigation, and/or regulatory actions.

Neither Cidara nor Merck undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in Cidara’s and Merck’s respective Quarterly Reports on Form 10-Q for the quarter ended September 30, 2025, Annual Reports on Form 10-K for the year ended December 31, 2024 and other filings subsequently made with the Securities and Exchange Commission (SEC) available at the SEC’s Internet site (www.sec.gov).

ADDITIONAL INFORMATION REGARDING THE PROPOSED TRANSACTION

The tender offer described in this release has not yet commenced. This release is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any shares of the common stock of Cidara Therapeutics or any other securities, nor is it a substitute for the tender offer materials described herein. At the time the planned tender offer is commenced, a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, will be filed by Merck and the Purchaser with the Securities and Exchange Commission (the “SEC”), and a solicitation/recommendation statement on Schedule 14D-9 will be filed by Cidara Therapeutics with the SEC.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY BOTH THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 REGARDING THE OFFER, AS THEY MAY BE AMENDED FROM TIME TO TIME, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT INVESTORS AND SECURITY HOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SECURITIES.

Investors and security holders may obtain a free copy of the Offer to Purchase, the related Letter of Transmittal, other tender offer documents and the Solicitation/Recommendation Statement (when available) and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by directing such requests to the Information Agent for the tender offer, which will be named in the tender offer statement. In addition, Merck and Cidara Therapeutics file annual, quarterly and current reports and other information with the SEC, which are available to the public from commercial document-retrieval services and at the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by Merck may be obtained at no charge on Merck’s internet website at www.merck.com or by contacting Merck at 126 East Lincoln Avenue P.O. Box 2000, Rahway, NJ 07065 USA, or by phone at (908) 740-4000. Copies of the documents filed with the SEC by Cidara Therapeutics may be obtained at no charge from Cidara Therapeutics’ internet website at www.cidara.com or by contacting Cidara at 6310 Nancy Ridge Dr #101, San Diego, CA 92121 or by phone at (858) 283-8821.

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Merck Investor Contacts:	Peter Dannenbaum (732) 594-1579 Damini Chokshi (732) 594-1577	Cidara Therapeutics US Investor Inquiries:	Frank Karbe, Chief Financial Officer fkarbe@cidara.com

Merck Media Contacts:	John Cummins john.cummins2@merck. com Justine Moore (347) 281-3754	Cidara Therapeutics US Media Inquiries:	Prosek Partners for Cidara Therapeutics Brian Schaffer, Kiki Tarkhan, Anne Hart Pro-Cidara@Prosek.com